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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  November 19, 2001
                                                 ------------------



                      INTEGRATED INFORMATION SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                       29947                 860624332
            --------                       -----                 ---------
  (State or Other Jurisdiction          (Commission            (IRS Employer
        of Incorporation)              File Number)         Identification No.)



                 1480 South Hohokam Drive, Tempe, Arizona 85281
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              (Address of Principal Executive Offices)   (Zip code)




Registrant's telephone number, including area code (480) 317-8000
                                                   --------------


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report.)

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Item 5. Other Events

        Attached hereto as Exhibit 99.1 is a copy of Integrated Information Systems, Inc.'s press release dated November, 19, 2001 titled "Integrated Information Systems Acquires Certain Assets and Hires the Management and Professional Staff of Winfield Allen - An Established Intermountain Region Technology and Business Consulting Firm."

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   (c)  Exhibits.
        --------

   Exhibit
   Number     Description
   ------     -----------

   99.1 Press release of Integrated Information Systems, Inc. dated November 19, 2001 titled "Integrated Information Systems Acquires Certain Assets and Hires the Management and Professional Staff of Winfield Allen - An Established Intermountain Region Technology and Business Consulting Firm."



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INTEGRATED INFORMATION SYSTEMS, INC.



Date: November 19, 2001                   By: /s/ James G. Garvey, Jr.
                                              ------------------------
                                        James G. Garvey, Jr.
                                        (President and Chief Executive Officer)


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